Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Daniel T. Farrell, President, Chief Executive Officer and Secretary of Quincy Gold Corp. (the "Company"), hereby certify that, to the best of my knowledge and belief:

1. The Quarterly Report on Form 10-QSB, of the Company for the three month period ended July 31, 2004, as filed with the Securities and Exchange Commission (the "Quarterly Report"), fully complies with the requirements of Section 13 (a) or 15 (d) of the Securities and Exchange Act of 1934, as amended; and

2. The information contained in this Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: September 14, 2004

/s/      Daniel T. Farrell
President, Chief Executive Officer,
Secretary